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                                                                   EXHIBIT 10.33





                         COMMISSION TRANSFER AGREEMENT

                          RELATING TO THE TRANSFER BY

                W.T. WAMBERG AND THE WAMBERG ORGANIZATION, INC.

                      OF THE RIGHTS TO CERTAIN COMMISSIONS

                             TO CLARK/BARDES, INC.



                           Dated:  December __, 1998
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                         COMMISSION TRANSFER AGREEMENT


         COMMISSION TRANSFER AGREEMENT made as of December __, 1998 by and between W.T. WAMBERG ("Principal"), THE WAMBERG ORGANIZATION, INC., an Illinois corporation and wholly owned by Principal ("TWO"), and CLARK/BARDES, INC., a Delaware corporation ("CBI").

                              W I T N E S S E T H:

         WHEREAS, Principal is a shareholder in CBI and a successful insurance producer who markets executive benefit and insurance plans to corporations and not-for-profit organizations;

         WHEREAS, Principal and CBI have entered into that certain Principal Office Agreement on or about September 30, 1993 (the "Principal Office Agreement") pursuant to which Principal has agreed to solicit, sell and implement life insurance or consulting services and CBI has agreed to furnish Principal marketing-materials, plan design ideas, selected life insurance products and other services to assist Principal in the sales process;

         WHEREAS, the Principal Office Agreement provides a procedure pursuant to which each of CBI and Principal receive commissions and fees for services performed thereunder;

         WHEREAS, the Principal has assigned certain of these commissions to TWO; and

         WHEREAS, the Principal, TWO and CBI have agreed to reallocate how the commissions and fees are paid to the Principal, TWO and CBI under the Principal Office Agreement in exchange for the payment of $7,400,000 by CBI to TWO.

         NOW, THEREFORE, in consideration of the premises, conditions and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1. Commissions to be Transferred. Subject to the terms and conditions of this Agreement, Principal, TWO and CBI agree to modify the Principal Office Agreement such that the commissions and fees related to certain Covered Business (as such term is described in the Principal Office Agreement) shall be modified as follows (the "Transferred Business"):

                 (a) Commissions and fees net of any CBI Administrative Costs (as defined and determined pursuant to the Principal Office Agreement) which results from the Transferred Business existing as of December __, 1998 pursuant to the Principal Office Agreement and listed on Exhibit A hereto (the "Transferred Commissions") shall be divided between Principal and CBI such that 50% of the Transferred Commissions is payable to CBI and 50% of the Transferred Commissions is payable to the Principal, subject to the adjustments described below.





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                 (b)      Upon receipt of the Transferred Commissions by CBI,
         CBI shall pay the Principal 50% of such Transferred Commissions which shall be distributed on a monthly basis in accordance with the terms of the Principal Office Agreement. CBI shall keep 31% of such Transferred Commissions for its own account and CBI shall set up a reserve on the CBI Balance Sheet equal to 19% of such Transferred Commissions to be distributed in accordance herewith (the "Commission Account").

                 (c) Within fifteen (15) days following the end of each month, CBI shall conduct an accounting to determine the balance of the Commission Account. If the balance of the Commission Account is greater than the amounts provided for on Exhibit B (the "Target Amount") with respect to the applicable month, CBI will distribute 50% of such excess to the Principal within thirty (30) days following the end of such month. If the balance of the Commission Account is less than the Target Amount (the difference referred to as the "Shortfall Amount"), CBI shall transfer all such amounts in the Commission Account to its own account within thirty (30) days following the end of such month (the "Transfer Date") and be entitled to keep all such amounts. In addition, CBI shall be entitled to receive all Transferred Commissions from the Transfer Date through the date on which CBI has received Transferred Commissions, otherwise payable to Principal, equal to the Shortfall Amount ("Shortfall Commissions"). The Shortfall Commissions shall be in addition to any other Transferred Commissions which CBI shall otherwise be entitled to receive. If the balance of the Commission Account is equal to the Target Amount, no adjustment will be made.

                 (d) Principal or TWO, as appropriate, and CBI agree to advise the various insurance companies related to the Transferred Business described on Exhibit A hereto to pay CBI directly all Transferred Commissions. CBI shall be the receiving party with respect to all such commissions and fees and will be responsible for paying Principal its share of such commissions and fees in accordance herewith.

                 (e) All commissions and fees not related to Transferred Business shall be allocated among the parties pursuant to the Principal Office Agreement. All other terms and provisions of the Principal Office Agreement, other than the terms and provisions amended pursuant hereto, shall apply to the Transferred Commissions and the Transferred Business.

         2. Purchase Price. The purchase price to be paid for the transfer of the Transferred Commissions hereunder shall be $7,400,000 (the "Purchase Price"). The Purchase Price shall be paid to TWO at the Closing by certified or cashier's check or wire transfer of funds.

         3. Closing. The closing of the transfer of the Transferred Commissions pursuant to this Agreement (the "Closing") shall take place on December __, 1998 at such time and place as shall be mutually agreed upon by the parties (the "Closing Date").





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         4.      Representations and Warranties of Principal.  As of the date hereof, and as of the Closing, Principal represents and warrants to CBI and TWO as follows:

                 4.1 Capacity and Authority of Principal. Principal has the power and authority to enter into and perform this Agreement and the other documents and transactions contemplated hereby. This Agreement and the other documents executed and delivered by Principal pursuant hereto constitute the legal, valid and binding obligations of Principal, enforceable in accordance with their respective terms.

                 4.2 No Conflict. Neither the execution, delivery or performance of this Agreement and all other documents in connection herewith nor the consummation of the transactions contemplated hereby and thereby will violate or conflict with or constitute a breach of or default under any contract, instrument, agreement, indenture, license, law, order, regulation or judgment to which Principal is a party or by which Principal or the Transferred Commissions may be bound or affected. No authorization, consent or approval or any order of any governmental or public authority or agency is required for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

         5. Representations and Warranties of TWO. As of the date hereof and as of the Closing, TWO represents and warrants to Principal and CBI as follows:

                 5.1 Organization, Standing and Authority of TWO. TWO is a corporation duly organized, validly existing and in good standing under the laws of Illinois, with the corporate power to execute and deliver this Agreement and to carry out its obligations hereunder.
         The execution, delivery and performance of this Agreement and all other documents in connection herewith and the consummation of the transactions contemplated hereby have been duly and validly authorized by TWO's Board of Directors, and no other corporate proceedings on the part of TWO are necessary to authorize this Agreement and the transactions contemplated hereby. All requisite corporate action has been taken to make them valid and binding upon TWO in accordance with their respective terms. This Agreement and the other documents executed and delivered by TWO pursuant hereto constitute legal, valid and binding obligations of TWO, enforceable in accordance with their respective terms.

                 5.2 No Conflict. Neither the execution, delivery or performance of this Agreement and all other documents in connection herewith nor the consummation of the transactions contemplated hereby and thereby will violate or conflict with or constitute a breach of or default under any contract, instrument, articles of incorporation, by-law, agreement, indenture, license, law, order, regulation or judgment to which TWO is a party or by which TWO or the Transferred Commissions may be bound or affected. No authorization, consent or approval or any order of any governmental or public authority or agency is required for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.





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         6.      Representations and Warranties of CBI.  As of the date hereof and as of the Closing, CBI represents and warrants to Principal and TWO as follows:

                 6.1 Organization, Standing and Authority of CBI. CBI is a corporation duly organized, validly existing and in good standing under the laws of Delaware, with the corporate power to execute and deliver this Agreement and to carry out its obligations hereunder.
         The execution, delivery and performance of this Agreement and all other documents in connection herewith and the consummation of the transactions contemplated hereby have been duly and validly authorized by CBI's Board of Directors, and no other corporate proceedings on the part of CBI are necessary to authorize this Agreement and the transactions contemplated hereby. All requisite corporate action has been taken to make them valid and binding upon CBI in accordance with their respective terms. This Agreement and the other documents executed and delivered by CBI pursuant hereto constitute legal, valid and binding obligations of CBI, enforceable in accordance with their respective terms.

                 6.2 No Conflict. Neither the execution, delivery or performance of this Agreement and all other documents in connection herewith nor the consummation of the transactions contemplated hereby and thereby will violate or conflict with or constitute a breach of or default under any contract, instrument, articles of incorporation, by-law, agreement, indenture, license, law, order, regulation or judgment to which CBI is a party or by which CBI or the Transferred Commissions may be bound or affected. No authorization, consent or approval or any order of any governmental or public authority or agency is required for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

         7.      Survival of Representations and Warranties; Indemnities.

                 7.1 Survival. All representations, warranties and covenants made by a party herein or hereunder shall be deemed to be relied upon by the other party regardless of any investigation made by or on behalf of such party, and all statements made in any certificate, list, schedule, exhibit or other document delivered pursuant hereto prior to or at the Closing shall be deemed warranties and representations made under this Agreement.

                 7.2 Term of Transferred Commissions. The term of this Agreement shall expire on December ___, 2008 ( the "Termination Date"). Upon the Termination Date, the allocation of commissions and fees with respect to the Transferred Commissions shall revert to the allocations provided for in the Principal Office Agreement and the terms of this Agreement related to such allocations shall no longer be applicable.





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         8.      Conditions to Obligations of CBI.  CBI's obligation to
consummate the transactions contemplated by this Agreement is subject to the following conditions for the exclusive benefit of CBI, to be fulfilled and/or performed on or prior to the Closing:

                 8.1 Accuracy of Representations and Warranties. The representations and warranties made by Principal and TWO in this Agreement shall be true and correct in all respects on and as of the Closing.

                 8.2 Completion of a IPO. CBI shall have successfully completed its initial public offering.

         9. Conditions to Obligations of Principal and TWO. The obligations of Principal and TWO to consummate the transactions contemplated by this Agreement are subject to the following conditions for the exclusive benefit of Principal and TWO, to be fulfilled and/or performed on or prior to the Closing:

                 9.1 Accuracy of Representations and Warranties. The representations and warranties made by CBI in this Agreement shall be true and correct in all respects on and as of the Closing.

         10.     Miscellaneous.

                 10.1 Notice. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given if delivered in person or by courier or if sent by certified or registered mail, postage prepaid, to the following:

                          If to Principal or TWO:

                                         Mr. W.T. Wamberg
                                         c/o The Wamberg Organization
                                         102 South Wynstone Park Drive
                                         North Barrington, Illinois  60010
                          If to CBI:

                                         Mel G. Todd
                                         Clark/Bardes, Inc.
                                         2121 San Jacinto Street, Suite 2200
                                         Dallas, Texas  75201

or to such other address as any party may designate by written notice in the aforesaid manner.





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                 10.2     Assignability.  This Agreement shall not be
         assignable by any of the parties hereto, without the other parties' written consent. This Agreement shall inure to the benefit of and be binding upon the respective successors and any permitted assigns of CBI, Principal and TWO.

                 10.3 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of Texas.

                 10.4 Entire Agreement. This Agreement, the Exhibits hereto, and other documents delivered or to be delivered pursuant to this Agreement contain or will contain the entire agreement among the parties hereto with respect to the transactions contemplated herein.

                 10.5 Waiver. Any failure of Principal and TWO or CBI to comply with any obligation, covenant, agreement or condition herein may be waived in writing by CBI (with respect to TWO and Principal) and Principal (with respect to CBI), but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                 10.6 Amendment. This Agreement may be amended, modified, or supplemented only by written agreement of the parties hereto.

                 10.7 Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the interpretation or meaning of this Agreement.

                 10.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

                 10.9 Further Assurances. The parties will, from time to time following the Closing, upon the reasonable request of the other party, execute, acknowledge and deliver in proper form such further instruments and perform such further acts as may be reasonably necessary or desirable to give effect to the transactions contemplated by this Agreement or any Exhibit hereto.





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         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.




                                  --------------------------------------------
                                                  W.T. Wamberg


                                  THE WAMBERG ORGANIZATION, INC.


                                  By:
                                      ----------------------------------------
                                           Its:  President


                                  CLARK/BARDES, INC.


                                  By:
                                      ----------------------------------------
                                  Its:  President





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                                   EXHIBIT A

                              TRANSFERRED BUSINESS





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                                   EXHIBIT B

                                 TARGET AMOUNTS





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